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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 19, 2006


                                 CENVEO, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Colorado                       1-12551                   84-1250533
------------------------            ------------            -------------------
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)            Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                      06901
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                                Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01         REGULATION FD DISCLOSURE.

         On October 19, 2006, Cenveo, Inc. (the "Company") issued a press release regarding its proposal to acquire by way of a merger all of the outstanding common stock of Banta Corporation. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

         The Company is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release of Cenveo, Inc. dated October 19, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 20, 2006

                                                 CENVEO, INC.


                                                 By:   /s/ Sean S. Sullivan
                                                      ------------------------
                                                      Sean S. Sullivan
                                                      Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release of Cenveo, Inc. dated October 19, 2006